EXECUTION COPY

NOTES PURCHASE AGREEMENT

by and between

CHINA SHEN ZHOU MINING & RESOURCES, INC.

as the Company

and

CITADEL EQUITY FUND LTD.

as the Purchaser

Dated:  December 21, 2006

This Notes Purchase Agreement (this “Agreement”) is dated as of December 21, 2006, by and between China Shen Zhou Mining & Resources, Inc., a Nevada corporation (the “Company”) and Citadel Equity Fund Ltd. (the “Purchaser”).

WHEREAS, the Company proposes to issue, and the Purchaser proposes to purchase, US$28,000,000 6.75% Senior Convertible Notes due 2012 on the terms of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.

Definitions

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires the following terms shall have the meanings set forth below.  Defined terms used but not otherwise defined herein shall have the meanings given to such terms in the other Sections of this Agreement or the Indenture.

“Act” means the Securities Act of 1933, as amended.

“AES” means American Eastern Securities, Inc.

“Affiliate” of any specified Person means:

(a)

any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, or

(b)

any other Person who is a director or officer of:

(1)

such specified Person,

(2)

any Subsidiary of such specified Person, or

(3)

any Person described in clause (a) above.

For the purposes of this definition, “control” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agency Agreement” means a paying and conversion agency agreement dated as of the Closing Date among the Company and the agents named therein, the form of which is attached hereto as Exhibit C.

“Bridge Notes” means, collectively, the Company’s (i) US$8,500,000 Senior Notes due 2007, purchased by the Purchaser pursuant to a notes purchase agreement between the Company and the Purchaser dated as of December 1, 2006, and (ii) US$1,700,000 Senior Notes due 2007, purchased by the Purchaser pursuant to a notes purchase agreement between the Company and the Purchaser dated as of December 21, 2006.

“Clearstream” means Clearstream Banking, société anonyme, and any successor thereto.

“Closing” has the meaning given in Section 4.

“Closing Date” means the date of the Closing.

“Collateral” means the collateral described and pledged under the Share Pledge Agreement.

“Collateral Agent” means the Trustee, acting as collateral agent in respect of the Collateral.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means shares of common stock of the Company with a par value of US$0.001 per share.

“Conversion Shares” means shares of Common Stock issuable upon the conversion of the Notes.

“Disclosure Schedule” means the disclosure schedule attached as Schedule I.

“Euroclear” means Euroclear Bank, S.A./N.V. and any successor thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Indenture” means an indenture dated as of the Closing Date between the Company and the Trustee, the form of which is attached hereto as Exhibit B.

“Intellectual Property” means any patent, patent right, license, invention, copyright, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademark, service mark and trade names

“Lien” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Material Adverse Effect” means a material adverse effect on:

(a)

the business, operations, property or financial condition of the Company and its Subsidiaries taken as a whole;

(b)

the ability of the Company or any Shareholder to perform its material obligations under the Transaction Documents; or

(c)

the validity or enforceability of the Transaction Documents or the rights and remedies of any holder of the Notes under the Notes.

“Non-competition Covenant and Agreement” means a non-competition covenant and agreement dated as of the Closing Date among the Shareholders and the Purchaser, the form of which is attached hereto as Exhibit E.

“Notes” has the meaning given in Section 3.

“OTC” means the Over-The-Counter Bulletin Board on which the Common Stock has been traded.

“Outside Financing” means any capital raising transaction or transactions by the Company or any of its Affiliates.

“Person” means any individual, corporation, company (including any limited liability company), association, partnership, joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“PRC” means the People’s Republic of China, exclusive of Taiwan, Macau and Hong Kong.

“Preferred Stock” means shares of preferred stock of the Company with a par value of US$0.001 per share.

“Purchaser” has the meaning given in the recitals.

“Shareholders” means Ms. Yu Xiao Jing and Mr. Xu Xue Ming, or either of them as the context may so require.

“Share Pledge Agreement” means the share pledge agreement dated as of the Closing Date among the Shareholders, the Purchaser and the Collateral Agent, the form of which is attached hereto as Exhibit D.

“Subsidiary” means, in respect of any Person, any corporation, company (including any limited liability company), association, partnership, joint venture or other business entity of which at least a majority of the total voting power of the voting stock is at the time owned or controlled, directly or indirectly, by:

(a)

such Person,

(b)

such Person and one or more Subsidiaries of such Person, or

(c)

one or more Subsidiaries of such Person.

“Trading Market” means Clearstream and Euroclear.

“Transaction Document” means this Agreement, the Indenture, the Agency Agreement, the Notes, the Share Pledge Agreement, the Non-competition Covenant and Agreement and the Voting Agreement, or any of them as the context may so require.

“Trustee” means The Bank of New York, a New York banking corporation, acting as trustee under the Indenture.

“US$” means the lawful currency of the United States from time to time.

“Voting Agreement” means a voting agreement dated as of the Closing Date among the Shareholders and the Purchaser, the form of which is attached hereto as Exhibit F.

2.

Rules of Construction.

Unless the context otherwise requires:

(a)

a term has the meaning assigned to it;

(b)

“or” is not exclusive;

(c)

words in the singular include the plural, and in the plural include the singular;

(d)

all references in this Agreement to “Sections”, “Exhibits” and other subdivisions are to the designated Sections, Exhibits and subdivisions of this Agreement as originally executed;

(e)

a reference to any person is, where relevant, deemed to be a reference to or to include, as appropriate, that person’s successors and permitted assignees or transferees;

(f)

a reference to (or to any specified provision of) any agreement or document (including any Transaction Document) is to be construed as a reference to that agreement or document as it may be amended from time to time;

(g)

the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

(h)

“including” means “including without limitation”;

(i)

provisions apply to successive events and transactions; and

(j)

references to a statute or statutory provision is to be construed as a reference to that statute or statutory provision as it may be amended from time to time.

3.

Issuance of Notes.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, at the Closing, an aggregate principal amount of US$28,000,000 of the Company’s 6.75% Senior Convertible Notes due 2012 (the “Notes”). The Notes will be issued pursuant to the provisions of the Indenture. The Notes will be secured by a perfected first priority Lien on all the equity interests of the Shareholders in the Company granted pursuant to the Share Pledge Agreement.

The Notes will be offered and sold to the Purchaser pursuant to Regulation S or other exemption from the registration requirements under the Act.  Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes shall bear the legends relating to the offer and the sale of the Notes as required by (i) Regulation S under the Act or (ii) any other applicable laws or regulations relating to the issuance of the Notes.

4.

Purchase, Sale and Delivery.

The sale and purchase of the Notes to be purchased by the Purchaser shall occur at the Hong Kong office of Simpson Thacher & Bartlett LLP, on or about 10:00 a.m., Chicago time, at a closing (the “Closing”) on December 27, 2006 or on such other time or Business Day thereafter on or prior to January 12, 2007 as may be agreed upon by the Company and the Purchaser.  At the Closing, the Company shall deliver to the Purchaser one or more global certificates representing the Notes in registered form, duly executed and registered in such names and denominations as the Purchaser may request, against payment by the Purchaser of US$28,000,000, the purchase price for the Notes, less an aggregate of US$10,200,000 plus interest accrued up to (but excluding) the Closing Date on the Bridge Notes for the repayment in full of the amounts due and payable with respect to such Bridge Notes, by immediately available Federal funds bank wire transfer to such bank account or accounts as the Company shall have beforehand designated to the Purchaser.  The Notes to be represented by one or more global certificates in registered, book-entry form will be deposited on the Closing Date, by or on behalf of the Company, with The Bank of New York, as common depositary for Clearstream and Euroclear, or its designated custodian, and registered in the name of The Bank of New York.

5.

Representations and Warranties of the Company.

The Company represents and warrants to the Purchaser the following (provided that the exceptions set forth in the Disclosure Schedule shall be deemed to part of the representations and warranties made hereunder):

(a)

SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Act and the Exchange Act (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of the date of filing, in the case of SEC Reports filed pursuant to the Exchange Act (and to the extent such SEC Report was amended, then as of the date of filing of such amendment), and as of the date of effectiveness in the case of SEC Reports filed pursuant to the Act (and to the extent such SEC Report was amended, then as of the date of effectiveness of such amendment), the SEC Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, as of the date of filing, in the case of SEC Reports filed pursuant to the Exchange Act (and to the extent such SEC Report was amended, then as to the date of filing of such amendment), and as of the date of effectiveness in the case of SEC Reports filed pursuant to the Act (and to the extent such SEC Report was amended, then as of the date of effectiveness of such amendment), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports have been prepared in accordance with the applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial condition, results of operations and cash flows of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.  All other financial, statistical, and market and industry-related data included in the SEC Reports are based on or derived from sources that the Company reasonably believes to be reliable and accurate.

(b)

Ownership of Shares of Subsidiaries; Affiliates.

(i)

Schedule 5(b)(i) of the Disclosure Schedule contains complete and correct lists of each Person in which the Company owns, directly or indirectly, any capital stock or similar equity interests, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.

(ii)

All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5(b)(i) of the Disclosure Schedule as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien.

(iii)

No Subsidiary is a party to, or otherwise subject to any legal or regulatory restriction or any agreement (other than this Agreement) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

(c)

Organization.  Each of the Company and its Subsidiaries (i) has been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets, and (iii) is duly qualified or licensed to do business and is in good standing as a domestic or foreign corporation or limited liability company, as the case may be, authorized to do business in each jurisdiction in which the nature of such business or the ownership or leasing of such properties requires such qualification, save where, for the purposes of (ii) or (iii) only, the failure to have all such requisite power and authority or to be so duly qualified or licensed does not, and could not be reasonably expected to have, a Material Adverse Effect.

(d)

Capitalization and Voting Rights.

(i)

Capital Stock.  The authorized capital of the Company consists, immediately prior to the Closing, of (A) 50,000,000 shares of Common Stock, of which 21,296,794 shares are currently issued and outstanding and (B) 5,000,000 shares of Preferred Stock, of which no shares are currently issued and outstanding, and there are no other capital stock.

(ii)

Issued and Issuable Shares.  As at the date hereof and immediately prior to the Closing, there is no Common Stock issued or issuable pursuant to any exercise, conversion, exchange, subscription or otherwise in connection with any warrants, options (including pursuant to the Company’s stock option plan), convertible securities or any agreement to sell or issue Common Stock or securities which may be exercised, converted or exchanged for Common Stock (collectively, “Fully-Diluted”).  The Conversion Shares issuable upon conversion of the Notes have been duly reserved for issuance.  All of the issued and outstanding shares of the Company’s Common Stock as of the Closing are duly authorized, validly issued, fully paid and non-assessable, were issued in accordance with the registration or qualification provisions of the Act and any relevant blue sky laws of the United States or pursuant to valid exemptions therefrom and were issued in compliance with other applicable laws (including, without limitation, applicable PRC laws, rules and regulations) of and are not subject to any rescission right or put right on the part of the holder thereof nor does any holder thereof have the right to require the Company to repurchase such share capital.

(iii)

Voting and Other Agreements.  Except as set forth on Schedule 5(d)(iii) of the Disclosure Schedule, there are no outstanding (A) options, warrants or other rights to purchase from the Company or any of the Subsidiaries, (B) agreements, contracts, arrangements or other obligations of the Company or any of its Subsidiaries to issue, or (C) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of capital stock of, or other ownership or equity interests in, the Company or any of its Subsidiaries.  Except as otherwise contemplated by the Voting Agreement, the Company is not a party or subject to any agreement or understanding and there is no agreement or understanding with any Person that affects or relates to (x) the voting or giving of written consents with respect to any security of the Company (including, without limitation, any voting agreements, voting trust agreements, shareholder agreements or similar agreements) or the voting by a director of the Company or (y) the sale, transfer or other disposition with respect to any security of the Company.

(iv)

SEC Filings and OTC Trading. The Company files periodic reports with the Securities and Exchange Commission pursuant to and in compliance with Section 15 of the Exchange Act.  The Company has not, in the 12 months preceding the date hereof, received notice from the OTC on which the Common Stock has been traded to the effect that the Company is not in compliance with the OTC requirements.  The Company is, and upon consummation of the transactions contemplated hereby expects to be, in compliance with all of the OTC listing requirements.

(e)

No Registration Rights.  No holder of securities of the Company or any of its Subsidiaries is or currently will be entitled to have any registration rights with respect to such securities.

(f)

Authorization.  (i) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents to which it is a party and to consummate the transactions contemplated thereby, (ii) each Transaction Document to which the Company is a party has been duly authorized, executed and delivered by the Company and (iii) each Transaction Document to which the Company is a party shall constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

(g)

Valid Issuance of Notes.  The Notes, when issued, sold and delivered in accordance with the terms and for the consideration set forth herein, will be free of restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws.  Assuming the accuracy of the Purchaser’s representations in Section 7 below, the Notes will be issued in compliance with applicable state and federal securities laws.  The Notes, when issued, will be in the form contemplated by the Indenture.  The Notes have each been duly authorized by the Company and, when executed by the Company, delivered to the Purchaser and authenticated by the Trustee, in accordance with the terms of this Agreement and the Indenture, the Notes will have been duly executed, issued and delivered by the Company and will constitute legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

(h)

Valid Issuance of Conversion Shares. The conversion rights attached to the Notes, when the Notes are issued on the Closing Date, will provide for the right to convert the Notes into up to 8,750,000 shares of Common Stock of the Company as of the Closing Date (as calculated immediately following the Closing and assuming the conversion of all the Notes), determined in accordance with GAAP.  The Conversion Shares have been duly and validly authorized for issuance by the Company, and when issued pursuant to the terms of the Notes, the Indenture and the Agency Agreement, will be validly issued, fully paid and non-assessable, not subject to any preemptive or similar rights, free from all taxes, Liens, charges and security interests with respect to the issuance thereof and free of restrictions on transfer other than as expressly contemplated by the Transaction Documents.

(i)

Compliance with Instruments.  Neither the Company nor any of its Subsidiaries is in violation of its respective certificate of incorporation, by-laws or other organizational documents (the “Charter Documents”).  Neither the Company nor any of its Subsidiaries is, nor does any condition exist

(with the passage of time or otherwise) that could reasonably be expected to cause the Company or any of its Subsidiaries to be, (i) in violation of any statute, rule, regulation, law or ordinance, or any judgment, decree or order applicable to the Company, any of its Subsidiaries or any of their properties (collectively, “Applicable Law”) of any federal, state, national, provincial, local or other governmental authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization of applicable jurisdictions (each, a “Governmental Authority”), or (ii) in breach of or in default under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of them or their respective property is bound (collectively, “Applicable Agreements”), other than in each of clause (i) and (ii) such violations, breaches or defaults that are not material.

(j)

No Conflicts.  Neither the execution, delivery or performance of any of the Transaction Documents nor the consummation of any of the transactions contemplated therein will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any Person or a Governmental Authority (other than consents already obtained) or result in the imposition of a Lien on any assets of the Company or any of its Subsidiaries under or pursuant to (i) the Charter Documents, (ii) any Applicable Agreement, or (iii) any Applicable Law, other than in each of clause (ii) and (iii) such violations, breaches or defaults that are not material.  Immediately following consummation of the transactions contemplated in the Transaction Documents, no Default will exist under the Indenture.

(k)

Governmental Filings.  No filing with, consent, approval, authorization or order of, any Governmental Authority is required to be made by the Company or any of its Subsidiaries for the consummation of the transactions contemplated by the Transaction Documents, except as have been obtained or will have been obtained on or before the Closing Date.

(l)

Proceedings.  There is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding, domestic or foreign (collectively, “Proceedings”), pending or, to the knowledge of the Company, threatened, that seeks to restrain, enjoin, prevent the consummation of, or otherwise challenges any of the Transaction Documents or any of the transactions contemplated therein.

(m)

Permits.  Each of the Company and its Subsidiaries possesses all material licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as now conducted (“Permits”).  All of the Permits are valid and in full force and effect.  The Company and its Subsidiaries have fulfilled and performed all of their respective obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time could allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit.  None of the Company or its Subsidiaries has received actual notice of any proceeding relating to revocation or modification of any such Permit.

(n)

Title to Property.  Each of the Company and its Subsidiaries has good and marketable title to all real property and personal property owned by it, in each case free and clear of any Liens as of the Closing Date, except such Liens as are permitted under the Indenture.  For unowned real property of the Company or its Subsidiaries that is currently used or currently planned to be used for the business operations of the Company or its Subsidiaries, each of the Company and its Subsidiary has good and marketable title to all leasehold estates in real and personal property being leased by it and, in each case free and clear of all Liens as of the Closing Date.

(o)

Insurance.  Each of the Company and its Subsidiaries maintains reasonably adequate insurance covering its material properties, operations, personnel and business, and is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged.  All policies of insurance insuring the Company and any of its Subsidiaries and their respective businesses, assets, employees, officers and directors are in full force and effect.  Each of the Company and its Subsidiaries is in compliance with the terms of such policies and instruments in all material respects, and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which, to the Company’s knowledge, any insurance company is denying liability or defending under a reservation of rights clause.  Neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect.

(p)

Taxes.  All Tax returns required to be filed by the Company or any of its Subsidiaries have been filed (taking into account all extensions of due dates), and all such returns are true, complete and correct in all material respects.  All material Taxes that are due from the Company or any of its Subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being diligently contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP.  To the knowledge of the Company, there are no proposed Tax assessments against the Company or any of its Subsidiaries.  The accruals and reserves on the books and records of the Company and its Subsidiaries in respect of any Tax liability for any Taxable period not finally determined are adequate to meet any assessments of Tax for any such period.  For purposes of this Agreement, the term “Tax” and “Taxes” shall mean all Federal, state, national, provincial, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

(q)

Intellectual Property.

(i)

Each of the Company and its Subsidiaries owns, or is validly licensed under, or has the right to use, all Intellectual Property necessary for the conduct of its business.  As of the Closing Date, such Intellectual Property is or will be free and clear of all Liens, except where the failure to own, possess, or have the right to use such Intellectual Property could not be reasonably expected to have a Material Adverse Effect.  To the Company’s knowledge, no claims or notices of any potential claim have been asserted by any Person challenging the use of any such Intellectual Property by the Company or any of its Subsidiaries or questioning the validity or effectiveness of the Intellectual Property or any license or agreement related thereto, and, to the Company’s knowledge, there are no facts which would form a valid basis for any such claim.  To the Company’s knowledge, the use of such Intellectual Property by the Company or any of its Subsidiaries will not infringe on the Intellectual Property rights of any other Person.

(ii)

There is no Registered IP owned by or licensed to the Company or any of its Subsidiaries, nor is there any other material Intellectual Property licensed to the Company or any of its Subsidiaries.  “Registered IP” means Intellectual Property that is registered, filed, or issued under the authority of any governmental authority, including all patents, registered copyrights, registered mask works, and registered trademarks and all applications for any of the foregoing.  All Intellectual Properties owned by the Company and its Subsidiaries necessary for the conduct of their businesses are valid and in full force and effect.

(iii)

Each of the Company and its Subsidiaries has taken reasonable steps and measures to establish and preserve ownership of or right to use all Intellectual Property material to the operation of its business, including any Intellectual Property that was jointly developed with any third-parties, or any Intellectual Property for which improper or unauthorized disclosure would impair its value or validity, and has had executed appropriate nondisclosure and confidentiality agreements and made all appropriate filings, registrations and payments of fees in connection with the foregoing.  To the Company’s knowledge, there is no infringement or misappropriation by any other Person of any Intellectual Property of the Company or its Subsidiaries.  No proceedings or claims in which the Company or any of its Subsidiaries alleges that any Person is infringing upon, or otherwise violating, any Intellectual Property of the Company or its Subsidiaries are pending, and none has been served, instituted or asserted by the Company or its Subsidiaries.

(iv)

No former or current employee, no former or current consultant, and no third-party joint developer of the Company or its Subsidiaries has any rights in any Intellectual Property made, developed, conceived, created or written by the aforesaid employee or consultant during the period of his or her retention by the Company and its Subsidiaries which can be asserted against the Company and its Subsidiaries.

(v)

No Intellectual Property owned by the Company or its Subsidiaries necessary for the conduct of their business is the subject of any security interest, Lien, license or other contract granting rights therein to any other Person.  Each of the Company and its Subsidiaries has not (A) transferred or assigned, (B) granted an exclusive license to or (C) provided or licensed, any Intellectual Property owned by the Company or its Subsidiaries and necessary for the conduct of their business to any Person.

(r)

Internal Controls.  The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

(s)

Financial Statements.  Subsequent to the date of the Company’s audited financial statements filed for the year ended December 31, 2005, except as disclosed therein or in any subsequent SEC Report, (A) neither the Company nor any of its Subsidiaries has incurred any liabilities, direct or contingent, that are material, individually or in the aggregate, to the Company, or has entered into any material transactions not in the ordinary course of business, (B) there has not been any material decrease in the capital stock or any material increase in long-term indebtedness or any material increase in short-term indebtedness of the Company or any Subsidiary, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company or any of its Subsidiaries, and (C) there has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; excluding any changes caused by (x) the condition of the industry of the Company that do not disproportionately affect the Company, (y) the failure of the Company to meet its financial projections or (z) the execution and delivery of this Agreement and consummation of the transactions contemplated hereby (each of clauses (A), (B) and (C), a “Material Adverse Change”).  To the knowledge of the Company, there is no event that is reasonably likely to occur in the foreseeable future, which if it were to occur, could, individually or in the aggregate, have a Material Adverse Change.

(t)

Indebtedness.  All Indebtedness represented by the Notes is being incurred for proper purposes and in good faith.  Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Notes hereunder, (i) the fair saleable value of the Company’s and its Subsidiaries’ assets taken as a whole exceeds the amount that will be required to be paid on or in respect of the Company’s and its Subsidiaries’ existing debts and other liabilities (including contingent liabilities) as they mature; (ii) the present fair saleable value of the assets of the Company and its Subsidiaries taken as a whole is greater than the amount that will be required to pay the probable liabilities of the Company and its Subsidiaries on their respective debt as they become absolute and mature, and (iii) the Company and its Subsidiaries taken as a whole are able to realize upon their assets and pay their debt and other liabilities  (including contingent obligations) as they mature; (iv) the Company’s and its Subsidiaries’ assets taken as a whole do not constitute unreasonably small capital to carry on their respective businesses as now conducted and as proposed to be conducted including their respective capital needs taking into account the particular capital requirements of the business conducted by the Company or its Subsidiaries, and projected capital requirements and capital availability thereof; and (v) the current cash flow of each of the Company and its Subsidiaries, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  Neither the Company nor any of its Subsidiaries intends to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it or any of its Subsidiaries will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.  The SEC Reports sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” shall mean (i) any liabilities for borrowed money or amounts owed in excess of US$100,000, (ii) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (iii) the present value of any annual lease payments in excess of US$100,000 due under any lease required to be capitalized in accordance with GAAP.  Neither the Company nor any Subsidiary is, or has reason to believe it is likely to be, in default with respect to any such Indebtedness and no waiver of default is currently in effect.  Neither the Company nor any of its Subsidiaries has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien other than Permitted Liens (as defined in the Indenture).  Neither the Company nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company.

(u)

No Stabilization.  None of the Company or its Subsidiaries has and, to each of its knowledge after due inquiry, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of either the Company or its Subsidiaries to facilitate the sale or resale of any of the Notes, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Notes, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or its Subsidiaries.

(v)

No Sale to the U.S.  None of the Company, its Subsidiaries, their respective Affiliates, or any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Notes in a manner or under circumstances that would require the registration of the Notes under the Act.

(w)

No Directed Selling Efforts.  None of the Company, its Subsidiaries, their respective Affiliates, or any person acting on its or their behalf (other than the Purchaser, its Affiliates or persons acting on their behalf, as to whom the Company makes no representation) has engaged in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes; and each of the Company, its Subsidiaries, their respective Affiliates and each person acting on its or their behalf has complied with the offering restrictions requirement of Regulation S.

(x)

No Registration.  Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 7, no registration under the Act of the Notes is required for the offer and sale of the Notes to the Purchaser in the manner contemplated herein or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

(y)

Eligibility.  The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

(z)

Labor Matters.  Neither the Company nor any Subsidiary is bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company or any Subsidiary.  There is no strike or other labor dispute involving the Company or any Subsidiary pending or threatened, which could have a Material Adverse Effect.  There is no employment related charge, complaint, grievance, investigation, unfair labor practice claim or inquiry of any kind, pending against the Company or any Subsidiary that could, individually or in the aggregate, have a Material Adverse Effect.

(aa)

Brokers and Finders.  The Company has not engaged any broker, finder, commission agent or other similar person (other than AES) in connection with the transactions contemplated under the Transaction Documents, and the Company is not under any obligation to pay any broker’s fee or commission (other than to AES) in connection with such transactions.

(bb)

Environmental Matters.  Each of the Company and its Subsidiaries (i) is in compliance with any and all currently applicable foreign, federal, state, national, provincial, and local laws and regulations relating to the protection of the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, (iii) has not received actual notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, (iv) neither the Company nor any of its Subsidiaries has knowledge of any facts which would give rise to any claim, public or private, against it of violation of Environmental Laws arising out of the operations of the Company and its Subsidiaries, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect; and (v) neither the Company nor any of its Subsidiaries has stored any hazardous materials on real properties now or formerly owned, leased or operated by any of them, and has not disposed of any hazardous materials, in a manner contrary to any

Environmental Laws; except as to each of the foregoing where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect.

In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies, estimates and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review, the Company has reasonably concluded that such associated costs would not have a Material Adverse Effect.

(cc)

Encumbrances.  As of the Closing Date, except for any such restrictions provided under the laws of the jurisdiction of incorporation of the Company or the Subsidiary, as applicable, there will be no encumbrances or restrictions on the ability of the Company or any Subsidiary (i) to pay dividends or make other distributions on such parties’ capital stock or to make loans or advances or pay any indebtedness to, or investments in, the Company or any Subsidiary, or (ii) to transfer any of its property or assets to the Company or any Subsidiary, except for such restrictions set forth in the Transaction Documents.

(dd)

Foreign Corrupt Practices Act.  Neither the Company or its Subsidiaries, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company or its Subsidiaries, directly or indirectly, (i) has used any funds, or will use any proceeds from the sale of the Notes, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) has made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) has failed to disclose fully any contribution made by the Company or its Subsidiaries (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ee)

Ranking of Obligations.  The payment obligations of the Company under this Agreement will rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Company.

(ff)

Related Party Transactions.  Other than as set forth in an SEC Report, no material relationship, direct or indirect, exists between or among any of the Company or its Subsidiaries or any Affiliate of the Company or its subsidiaries, on the one hand, and any former or current director, officer, stockholder, customer or supplier of any of them (including any member of their immediate family), on the other hand.

(gg)

Investment Company.  The Company and its Subsidiaries are not, and as a result of the offer and sale of the Notes contemplated herein will not be, required to register as an “investment company” under, and as such term is defined in, the U.S. Investment Company Act of 1940, as amended in connection with or as a result of the offer and sale of the Notes.

(hh)

PFIC.

Neither the Company nor any of its Subsidiaries is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the Code (“PFIC”).  The Company will use commercially reasonable efforts not to become, and cause its Subsidiaries not to become, a PFIC.  If the Company determines that either it or any of its Subsidiaries has become a PFIC, it will promptly notify the Purchaser and provide all information requested by the Purchaser that is necessary for the Purchaser to make a qualified electing fund (QEF) election.

(ii)

OFAC.  Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Notes, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(jj)

Money Laundering Laws.  The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(kk)

Full Disclosure.  All disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated under the Transaction Documents, including the Disclosure Schedule, with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The Company acknowledges and agrees that the Purchaser does not make any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 7 hereof.

6.

Covenants of the Company.

The Company hereby agrees:

(a)

To (i) advise the Purchaser promptly after obtaining knowledge (and, if requested by the Purchaser, confirm such advice in writing) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Notes for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, (ii) use its commercially reasonable efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Notes under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Notes under any such laws, use its commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(b)

As long as any of the Notes are “restricted securities” within the meaning of Rule 144(a)(3) or Rule 905 under the Act, to, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act.

(c)

Whether or not any of the transactions contemplated under the Transaction Documents are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incident to and in connection with: (A) the printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Transaction Documents and (B) the preparation, issuance and delivery of the Notes, (ii) all expenses in connection with qualifying the Notes for trading on the Trading Market, (iii) all fees and expenses of the Company in connection with approval of the Notes for “book entry” transfer, (iv) all fees and expenses (including counsel’s fees and expenses) of the Trustee, the Conversion Agent, the Paying Agent, the Registrar, the Collateral Agent and any other agents contemplated in the Transaction Documents, and (v) 50% of the aggregate fees and expenses of the counsels to the Company and the Purchaser, provided that nothing in this clause (v) shall affect the Company’s obligations with respect to the fees and expenses of its counsels.

(d)

To do and perform all things required to be done and performed under the Transaction Documents prior to and after the Closing Date.

(e)

Prior to making any public disclosure or filings as may be required by applicable law with respect to this Agreement and the transactions contemplated hereby, to provide the Purchaser and its counsel with the reasonable opportunity to review and comment on such public disclosure documents and consider in good faith any comments received by the Purchaser or its counsel.

(f)

To use its commercially reasonable efforts to effect the inclusion of the Notes in the Trading Market.

(g)

For so long as the Purchaser owns any of the Notes, to furnish to the Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of its Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed; provided, however, that any such report or financial statements filed on the Commission’s EDGAR database need not be separately furnished.

(h)

During the two year period after the Closing Date (or such shorter period as may be provided for in Rule 144(k) under the Act, as the same may be in effect from time to time), not to, and not to permit any current or future Subsidiaries of the Company or any other affiliates (as defined in Rule 144A under the Act) controlled by the Company to, resell any of the Notes which constitute “restricted securities” under Rule 144 that have been reacquired by the Company, any current or future Subsidiaries of the Company or any other affiliates (as defined in Rule 144A under the Act) controlled by the Company, except pursuant to an effective registration statement under the Act.

(i)

To pay all stamp, documentary and transfer taxes and other duties, if any, which may be imposed by any Governmental Authorities or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of the Notes or the sale thereof to the Purchaser.

(j)

To use its commercially reasonable efforts not to become, and cause its Subsidiaries not to become, a PFIC.  If the Company determines that it or any of its Subsidiaries has become a PFIC, the Company will promptly notify the Purchaser and provide all information requested by the Purchaser that is necessary for it to make a qualified electing fund (QEF) election.

(k)

Not to register any transfer of the Notes that is not (i) made in accordance with the provisions of Regulation S under the Act, (ii) made pursuant to registration under the Act, or (iii) made pursuant to an available exemption under the Act.

(l)

Prior to the Closing or termination of this Agreement, without the express prior written consent of the Purchaser (which consent shall be at the Purchaser’s sole discretion), not to pursue or discuss any Outside Financing in excess of US$150,000 with any Person other than the Purchaser or its Affiliates.

(m)

If the Closing is not consummated for any reason, not to consummate any Outside Financing in excess of US$2,000,000 (i) at any time after the date of this Agreement (if the failure to so consummate is caused by the failure of the Company or any Shareholder to satisfy the conditions contained in Section 8 on or prior to the Closing Date), or (ii) otherwise, on or prior to the date falling four months after the date of this Agreement (if the failure to consummate is due to any other reason other than the failure of the Purchaser to satisfy its obligations hereunder), without, in each case, the Purchaser or its Affiliates being offered the first priority option to provide such Outside Financing to the Company.  Notwithstanding anything to the contrary contained herein (including Section 10 hereof), the Company’s obligation pursuant to this Section 6(m) shall survive any termination of this Agreement.

(n)

No later than the later of (i) the day following the Closing Date and (ii) the Business Day following the clearance for the announcement of the Closing in the United States, to file a Form 8-K announcing the Closing of the transactions contemplated hereby and the material terms thereof, which must be reviewed and consented to by the Purchaser prior to the filing, which consent shall not be unreasonably withheld or delayed; and to provide the draft of such Form 8-K to the Purchaser reasonably in advance for review.

(o)

In connection with the conversion of the Notes into Conversion Shares, neither the Company nor any Person acting on its behalf will take any action which would result in the Conversion Shares being exchanged by the Company other than with the then existing holders of the Notes exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting the exchange in compliance with Section 3(a)(9) of the Act.

(p)

After the occurrence and during the continuation of an Event of Default, as defined in the Notes:

(i)

the Company shall, upon the reasonable request of the Collateral Agent, at the Company’s expense, execute and deliver, and cause its officers and directors to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be required by applicable law or may be necessary or, in the opinion of the Collateral Agent or its counsel, advisable to register the applicable Collateral under the provisions of the Act, and to exercise its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent or its counsel, are necessary or advisable, all in conformity with the requirements of the Act and the rules and regulations of the Commission applicable thereto.

(ii)

the Company shall, at the Company’s expense, use its best efforts to qualify the Collateral under state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral;

(iii)

the Company shall, at the Company’s expense, make available to the holders of its securities, as soon as practicable, earnings statements which will satisfy the provisions of Section 11(a) of the Act;

(iv)

the Company shall, at the Company’s expense, do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law; and

(v)

the Company shall reimburse the Collateral Agent for all expenses incurred by the Collateral Agent, including, without limitation, reasonable attorneys’ and accountants’ fees and expenses in connection with the foregoing under this clause (p).

(q)

The Company shall be responsible for any expenses incurred by the Shareholders pursuant to Section 10 of the Share Pledge Agreement.

7.

Purchaser’s Representations, Warranties and Agreements.

The Purchaser represents and warrants to the Company that:

(a)

The Purchaser is not a “U.S. Person” (as defined in Rule 902 of Regulation S under the Act) and it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Notes in any country or jurisdiction where action for that purpose is required.  The Purchaser is not acquiring the Notes for the account or benefit of any U.S. persons except in accordance with exemption from registration requirements of the Act below or in a transaction not subject thereto.

(b)

The Purchaser is not acquiring the Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction.

(c)

The Purchaser (i) agrees on its own behalf and on behalf of any investor account for which it has purchased Notes that it will not offer, sell or otherwise transfer any of the Notes nor, unless in compliance with the Act, engage in hedging transactions involving such securities on or prior to the date which is one year after the later of the date of the commencement of the offering and the date of original issuance (or of any predecessor of any Note proposed to be transferred by the Purchaser) and such later date, if any, as may be required by applicable law, except (A) to the Company, (B) pursuant to a registration statement that has been declared effective under the Act, (C) for so long as any Note is eligible for resale pursuant to Rule 144A under the Act, to a person it reasonably believes is a “qualified institutional buyer” as defined in Rule 144A that purchases for its own account or for the account of another qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (D) pursuant to offers and sales to Persons who are not “U.S. Persons” (within the meaning of Regulation S) that occur outside the United States within the meaning of Regulation S or (E) pursuant to any other available exemption from the registration requirements of the Act, and (ii) agrees that it will give to each person to whom such Note is transferred a notice substantially to the effect of this paragraph .

(d)

The Purchaser acknowledges that the Notes and the Conversion Shares are “restricted securities” as defined in Rule 144 under the Act.

(e)

No form of “directed selling efforts” (as defined in Rule 902 of Regulation S under the Act), general solicitation or general advertising in violation of the Act has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by the Purchaser or any of its representatives in connection with the offer and sale of any of the Notes.

(f)

The Notes to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Notes.

8.

Conditions to Purchase Notes at Closing.

The Purchaser’s obligation to purchase the Notes under this Agreement is subject to the satisfaction or waiver of each of the following conditions:

(a)

All the representations and warranties of the Company and each Shareholder contained in each Transaction Document shall be true and correct as of the date hereof and at the Closing Date.  On or prior to the Closing Date, the Company and each Shareholder shall have performed or complied with all of the agreements and satisfied all conditions on their respective parts to be performed, complied with or satisfied pursuant to the Transaction Documents.

(b)

No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that could prevent or materially interfere with the consummation of the transactions contemplated under the Transaction Documents; and no stop order suspending the qualification or exemption from qualification of any of the Notes in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or, to the knowledge of the Company after due inquiry, be pending or threatened as of the Closing Date.

(c)

No action shall have been taken and no Applicable Law shall have been enacted, adopted or issued that could, as of the Closing Date, reasonably be expected to prevent the consummation of the transactions contemplated under the Transaction Documents.  No Proceeding shall be pending or, to the knowledge of the Company after due inquiry, threatened other than Proceedings that if adversely determined could not, individually or in the aggregate, adversely affect the issuance or marketability of the Notes, or could not, individually or in the aggregate, have a Material Adverse Effect.

(d)

The Purchaser shall have received on the Closing Date:

(i)

a certificate dated the Closing Date, signed by the Chief Executive Officer of the Company on behalf of the Company to the effect that (a) the representations and warranties set forth in Section 6 are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (b) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (c) at the Closing Date, since the date hereof or since the date of the most recent financial statements in the SEC Reports, no event or events have occurred, no information has become known nor does any condition exist that could, individually or in the aggregate, have a Material Adverse Effect, (d) since the date of the most recent financial statements in the SEC Reports, neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, that are material to the Company and its Subsidiaries, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, and there has not been any change in the capital stock or long-term indebtedness of the Company or any of its Subsidiaries that is material to the business, condition (financial or otherwise) or results of operations or prospects of the Company and its Subsidiaries, taken as a whole, and (e) the sale of any of the Notes has not been enjoined (temporarily or permanently);

(ii)

a certificate dated the Closing Date, signed by each Shareholder, to the effect that (a) the representations and warranties set forth in the Share Pledge Agreement which are given by such Shareholder are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (b) the Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the Share Pledge Agreement at or prior to the Closing Date;

(iii)

a certificate dated the Closing Date, signed by the Secretary of the Company, including specimen signatures of those officers of the Company authorized to sign the Transaction Documents on behalf of the Company, attaching true, complete and up to date copies of the certificate of incorporation and by-laws of the Company and certifying as to such other maters as the Purchaser may reasonably require;

(iv)

such other certificates dated the Closing Date, executed by each Shareholder and the Secretary and other officer of the Company, certifying such matters as the Purchaser may reasonably request;

(v)

stock powers executed (but undated) by each Shareholder and share certificates relating to the shares pledged by each Shareholder in the Company;

(vi)

the opinions of Lewis, Hansen, Waldo & Pleshe, LLC, Nevada counsel to the Company and the Shareholders, dated the Closing Date, in the form and substance satisfactory to the Purchaser and substantially in the form attached hereto as Exhibit A-1;

(vii)

the opinions of Jones Day, U.S. counsel to the Company and the Shareholders, dated the Closing Date, in the form and substance satisfactory to the Purchaser and substantially in the form attached hereto as Exhibit A-2; and

(viii)

the opinions of Dacheng Law Firm, PRC counsel to the Company and the Shareholders, dated the Closing Date, in the form and substance satisfactory to the Purchaser and substantially in the form attached hereto as Exhibit A-3.

(e)

Each of the Transaction Documents shall have been executed and delivered by all parties thereto, and the Purchaser shall have received a fully executed original (or clearly legible facsimile copy) of each Transaction Document.

(f)

The Purchaser shall have received copies of all documents delivered under or in connection with the transactions contemplated in the Transaction Documents that are required to be delivered at or prior to the Closing Date.

(g)

None of the other parties to any of the Transaction Documents shall be in breach or default under their respective obligations thereunder.

(h)

Contemporaneously with the Closing, all amounts outstanding under the Bridge Notes have been repaid in full.

(i)

The Purchaser and its counsel shall be satisfied that (i) the Liens granted to the Collateral Agent in the Share Pledge Agreement are first priority Liens; and (ii) no Lien exists on any of the Collateral other than the Liens granted in favor of the Collateral Agent.

(j)

The board of directors of the Company shall have approved and authorized by all necessary corporate or other action (i) the execution and delivery of the Transaction Documents, (ii) all actions to be performed or satisfied under the Transaction Documents, (iii) the consummation of the transactions contemplated by the Transaction Documents, (iv) the pricing terms of the Notes, and (v) all other actions necessary in connection with the transactions contemplated by the Transaction Documents and the offering of the Notes, and shall have provided the Purchaser with a copy of such authorizations.

(k)

The Purchaser shall have completed and be satisfied with the results of all business, legal and financial due diligence, and any items requiring correction identified by the Purchaser shall have been corrected to the Purchaser’s satisfaction.

(l)

The Purchaser shall have received all necessary internal approval for the transactions contemplated hereunder or under the Transaction Documents.

9.

Indemnification.

(a)

The Company agrees to indemnify and hold harmless the Purchaser, each of its Affiliates (including any person who controls the Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, shareholders, counsel, employees and agents (the Purchaser and each such other person being referred to as an “Indemnified Person”), to the fullest extent lawful, from and against any losses, claims, damages, liabilities and reasonable expenses (or actions in respect thereof), as incurred, related to or arising out of or in connection with:

(i)

actions taken or omitted to be taken by the Company or its Affiliates, officers, directors, employees or agents; or

(ii)

any breach by the Company or its Affiliates of any of the representations, warranties, covenants and agreements set forth in any Transaction Document,

and will reimburse the Indemnified Persons for all reasonable expenses (including, without limitation, fees and expenses of counsel) as they are incurred in connection with investigating, preparing, defending or settling any such action or claim, whether or not in connection with litigation in which any Indemnified Person is a named party.  If any of the Indemnified Persons’ personnel appears as witnesses, are deposed or are otherwise involved in the defense of any action against an Indemnified Person, the Company will reimburse the Purchaser for all reasonable expenses incurred by the Purchaser by reason of any of the Indemnified Persons being involved in any such action.

(b)

As promptly as reasonably practical after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under paragraph (a) above unless and only to the extent it is materially prejudiced as a result thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party otherwise than the indemnification obligation provided in paragraph (a) above.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) at the expense of the indemnifying party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such  action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified party that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel (including local counsel) to defend such action on behalf of such indemnified party or parties at the expense of the indemnifying party.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, representing the indemnified party who are parties to such action or actions). No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(c)

The indemnity and expense reimbursement obligations set forth herein (i) shall be in addition to any liability the Company may otherwise have to any Indemnified Person, (ii) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Purchaser or any other Indemnified Person and (iii) shall be binding on any successor or assign of the Company or its business and assets.

10.

Termination.

(a)

The Purchaser may terminate this Agreement at any time prior to the Closing Date by written notice to the Company if any of the following has occurred:

(i)

since the date hereof, any Material Adverse Effect or development involving or reasonably expected to result in a prospective Material Adverse Effect that could, in the Purchaser’s reasonable judgment, be expected to (A) make it impracticable or inadvisable to proceed with the consummation of the transaction on the terms and in the manner contemplated in this Agreement or (B) materially impair the investment quality of any of the Notes;

(ii)

the failure of the Company or any Shareholder to satisfy the conditions contained in Section 8 on or prior to the Closing Date;

(iii)

any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States, the European Union, or Hong Kong (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change in the economic conditions in, or in the financial markets of, the United States, the European Union or Hong Kong could be reasonably expected to make it, in the Purchaser’s sole judgment, impracticable or inadvisable to proceed with the consummation of the transaction on the terms and in the manner contemplated in this Agreement;

(iv)

trading in the Common Stock shall have been suspended by the OTC market or the suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange, the London Stock Exchange, the Hong Kong Stock Exchange, the NASDAQ Capital Market or the NASDAQ Global Market or any setting of limitations on prices for securities on any such exchange or the NASDAQ Capital Market or the NASDAQ Global Market;

(v)

the enactment, publication, decree or other promulgation after the date hereof of any Applicable Law that could be reasonably expected to have a Material Adverse Effect; or

(vi)

the declaration of a banking moratorium by any federal or New York state Governmental Authority; or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that could reasonably be expected to have a material adverse effect on the financial markets in the United States, European Union, Hong Kong or elsewhere.

(b)

The Company shall pay to the Purchaser a fee equal to US$1,540,000 (the “Company Breakup Fee”) if this Agreement is terminated by the Purchaser pursuant to Section 10(a)(ii) above.  The Company shall promptly (but in no event later than 15 days following such termination by the Purchaser) pay the Company Breakup Fee to the Purchaser.

(c)

The Company may terminate this Agreement at any time prior to the Closing Date by written notice to the Purchaser based upon the Purchaser’s intentional breach of its representations, warranties, covenants and obligations under this Agreement.

(d)

The Purchaser shall pay to the Company a fee equal to US$1,540,000 (the “Purchaser Breakup Fee”) if this Agreement is terminated by the Company pursuant to Section 10(c) above; provided, however, that notwithstanding the foregoing or anything to the contrary contained herein, the Purchaser shall not be required to pay, or the Company shall not have any claim to receive, the Purchaser Breakup Fee if this Agreement is terminated based on the finding (through the Purchaser’s due diligence investigation or otherwise) of any material misstatement, omission or discrepancy in the Company’s disclosure to the Purchaser or its financial statements or SEC Reports, as determined solely at the discretion of the Purchaser.  Subject to the foregoing proviso, the Purchaser shall promptly (but in no event later than 15 days following such termination by the Company) pay the Purchaser Breakup Fee to the Company.

11.

Survival of Representations and Indemnities.  The representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements of the Company set forth in this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the parties hereto, and (ii) acceptance of the Notes, and payment for them hereunder.

12.

Substitution Of Purchaser.  The Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes, by written notice to the Company, which notice shall be signed by both the Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 7.  Upon receipt of such notice, wherever the word “Purchaser” is used in this Agreement (other than in this Section 12), such word shall be deemed to refer to such Affiliate in lieu of the original Purchaser.  In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to the original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word “Purchaser” is used in this Agreement (other than in this Section 12), such word shall no longer be deemed to refer to such Affiliate, but shall refer to the original Purchaser, and the original Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

13.

Miscellaneous.

(a)

Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to: China Shen Zhou Mining & Resources, Inc., Room 305, Ze Yang Building, No.166 Fu Shi Road, Shi Jing Shan District, Beijing 100043, China, Fax: (86-10) 6887-2811, Attention: Mr. Dang Yu, with a copy to Jones Day, 3201 China World Tower 1, No. l Jianguomenwai Avenue, Beijing, China 100004, Fax: (86-10) 5866-1122, Attention: Canice Chan, Esq., (ii) if to the Purchaser, to: c/o 131 South Dearborn Street, Chicago, Illinois 60609, USA, Fax: (1-312) 267-7300, Attention: Mr. Adam C. Cooper, with a copy to Citadel Investment Group (Hong Kong) Limited, 18/F Chater House, 8 Connaught Road, Central, Hong Kong, Fax: (852) 3667-5511, Attention: Mr. Andrew Fong and Mr. Ben Long, with a copy to Simpson Thacher & Bartlett LLP, ICBC Tower – 35th Floor, 3 Garden Road, Central, Hong Kong, China, Fax: (852) 2869-7694, Attention: Youngjin Sohn, Esq.

(b)

This Agreement has been and is made solely for the benefit of and shall be binding upon the parties hereto and, to the extent provided in Section 9, the controlling persons and their respective agents, employees, officers, directors, partners, counsel, and shareholders referred to in Section 9, and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement.

(c)

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(d)

Any controversy or claim arising out of or relating to this Agreement, or any breach of this Agreement, shall be initiated, maintained and finally determined by binding arbitration under the rules of conciliation and arbitration of the International Chamber of Commerce (the “ICC”).  The arbitral tribunal shall be appointed within thirty (30) days of the notice of dispute, and shall consist of three arbitrators appointed as follows: one arbitrator shall be appointed by the Company, one arbitrator shall be appointed by the Purchaser, and the third arbitrator shall be appointed by such two arbitrators; provided, however, that if the two arbitrators shall be unable to select the third arbitrator within such thirty (30)-day period, such third arbitrator shall be chosen by the International Court of Arbitration of the ICC. The place of arbitration shall be in Hong Kong SAR, PRC. The arbitration shall be conducted in English.  The arbitrators shall be experienced and have knowledge in the subject matter of the dispute. Judgment upon any award rendered may be entered in any court having jurisdiction thereof, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.  Any award pursuant to such proceeding shall be granted in U.S. Dollars.  The arbitration awards shall be non-appealable, final, binding and conclusive upon parties. Each of the parties hereby irrevocably agrees that any service of process made with respect to a dispute under this Agreement may be made pursuant to the notice procedures set forth in this Agreement.

(e)

The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

(f)

No failure to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(g)

This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

(h)

The headings in this Agreement are for convenience of reference only and shall not constitute part of this Agreement nor limit or otherwise affect the meaning of any provision of this Agreement.

(i)

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, in each case to the extent permitted by applicable law, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable, to the extent permitted by applicable law.

(j)

This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given; provided that the same are in writing and signed by all of the signatories hereto.

[SIGNATURE PAGE(S) TO FOLLOW.]

For and on behalf of:
CHINA SHEN ZHOU MINING & RESOURCES, INC.

By: /s/ Yu Xiao Jing

Name:  Yu Xiao Jing
Title:   President

For and on behalf of:
CITADEL EQUITY FUND LTD.

By: Citadel Limited Partnership, its Portfolio Manager

By: Citadel Investment Group, L.L.C., its General Partner

By: /s/                                                                       .

Name:
Title: Authorized Signatory